UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   March 12, 2007


                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                       000-50052                  06-1393745
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                 60015
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:   (847) 597-8800


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        (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
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   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
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   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 12, 2007, Kevin Armstrong resigned as Chief Executive Officer and President of Cosi, Inc. (the "Company") due to health reasons, effective immediately. In addition, Mr. Armstrong resigned from the Board of Directors, effective immediately.

(c) On March 12, 2007, the Board of Directors appointed Robert Merritt, a director of the Company since October 2005, as Interim Chief Executive Officer and President of the Company, effective immediately, until a successor for Mr. Armstrong has been identified. Mr. Merritt will be paid a monthly salary at the annual rate of $350,000 and will be reimbursed for all reasonable business expenses. The Board of Directors has appointed a search committee to commence a process to select and appoint a permanent Chief Executive Officer and President.

      As a director of the Company, Mr. Merritt, 55 years old, has served on the Company's Audit, Compensation and Nominating and Corporate Governance Committees. In 2005, Mr. Merritt retired from Outback Steakhouse, Inc., where he served as Senior Vice President-Finance, Chief Financial Officer, Treasurer and Secretary since February 1991, and served as Vice President and Chief Financial Officer from January 1990 to February 1991. From 1988 to 1989, he served as Executive Vice President of Administration and Chief Financial Officer of JB's Restaurants, Inc., a restaurant operator. From 1985 to 1988, he was Vice President of Finance for JB's Restaurants. From 1981 to 1985, Mr. Merritt was employed by Vie de France Corporation, a restaurant and specialty baking company, as Vice President of Finance and Accounting and Chief Financial Officer. He received his B.B.A. in Accounting from George Washington University.

      Neither Mr. Merritt nor any member of his immediate family is a party, directly or indirectly, to any transaction required to be reported pursuant to
Item 404(a) of Regulation S-K.

      A copy of the Company's press release announcing Mr. Armstrong's resignation and Mr. Merritt's appointment is attached hereto as Exhibit 99.1.

Item 9.01 (d).    Exhibits.

     99.1     Press Release of Cosi, Inc., dated March 12, 2007.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  March 12, 2007

                                         /s/ William E. Koziel
                                         -----------------------------------
                                         Name: William E. Koziel
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX


                                                                  Paper (P) or
Exhibit No.                    Description                        Electronic (E)
-----------   -------------------------------------------------   --------------
   99.1       Press Release of Cosi, Inc., dated March 12,              E
              2007.